UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2020

GCP Applied Technologies Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-37533	47-3936076
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

62 Whittemore Avenue Cambridge, Massachusetts	02140
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 876-1400

(Former Name or Former Address, if Changed Since Last Report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GCP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 26, 2020, GCP Applied Technologies Inc. (the “Company”) appointed James Waddell, age 58, as the Company’s Chief Accounting Officer and principal accounting officer, effective November 25, 2020, replacing Kenneth Korotkin. Mr. Korotkin will continue as the Company’s principal accounting officer in the interim period.

Mr. Waddell joined the Company on October 20, 2020 as the Company’s Vice President, Finance. Prior to joining the Company, Mr. Waddell served as the Chief Financial Officer of Ageless Innovation, a company specializing in providing health and wellness products to older adults from January 2020 to October 2020 and prior to that he served in various roles at Bose Corporation, including as the Corporate Controller from April 2014 to December 2019, Finance Director, International Sales and Marketing from August 2010 to March 2014 and Internal Audit Director from August 2004 to August 2010. Mr. Waddell received a B.S. in accounting and an M.B.A. from Babson College. Mr. Waddell is a certified internal auditor.

There is no material arrangement or understanding between Mr. Waddell and any other person(s) pursuant to which he was selected as Chief Accounting Officer. There are no (i) family relationships, as defined in Item 401 of Regulation S-K, between Mr. Waddell and any of the Company’s executive officers or directors, or any person nominated to become a director or executive officer, (ii) arrangements or understandings between Mr. Waddell and any other person pursuant to which Mr. Waddell was appointed as Chief Accounting Officer of the Company or (iii) transactions in which Mr. Waddell has an interest requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCP APPLIED TECHNOLOGIES INC.
(Registrant)

By:	/s/ James E. Thompson
James E. Thompson
Vice President, General Counsel and Secretary

Date: October 27, 2020